SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 15, 2005 (December 14, 2005)

Date of Report (Date of Earliest Event Reported)

ANTHRACITE CAPITAL, INC.

(Exact name of Registrant as Specified in Charter)

Maryland	001-13937	13-397-8906
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 East 52nd Street	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 409-3333

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 14, 2005, the Company announced that Clay G. Lebhar, one of the Company’s directors, resigned from that position in anticipation of joining the boards of directors of two private real estate investment trusts managed by BlackRock Realty Advisors, Inc., an affiliate of BlackRock Financial Management, Inc., the Company's manager. Mr. Lebhar’s resignation did not result from a disagreement with the Company, as such term is defined in 17 CFR 240.36-7, relating to the Company’s operations, policies or practices.

A copy of the press release announcing Mr. Lebhar's resignation is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of Mr. Lebhar's letter of resignation is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

	99.1	Press Release issued by Anthracite Capital, Inc. dated December 14, 2005

	99.2	Letter of Resignation of Clay G. Lebhar, dated December 13, 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTHRACITE CAPITAL, INC.

By:	/s/ Robert L. Friedberg
Name: Robert L. Friedberg
Title: Vice President and Secretary

Dated: December 15, 2005

ANTHRACITE CAPITAL, INC.

CURRENT REPORT ON FORM 8-K

Report Dated December 15, 2005 (December 14, 2005)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Anthracite Capital, Inc. dated December 14, 2005

99.2	Letter of Resignation of Clay G. Lebhar, dated December 13, 2005.